Exhibit 99.1

Press Release

For Further Information Contact:

Brian Ziel, (408) 658-1540

brian.ziel@seagate.com

SEAGATE

SEAGATE TECHNOLOGY ANNOUNCES SELECTED PRELIMINARY FISCAL SECOND
QUARTER 2013 FINANCIAL RESULTS

CUPERTINO, CA — January 8, 2013 — Seagate Technology plc (NASDAQ: STX) today announced selected preliminary financial results for its fiscal second quarter of 2013, which ended on December 28, 2012.

Seagate expects to report fiscal second quarter 2013 revenue of at least $3.6 billion and gross margin of more than 27%, reflecting unit shipments of approximately 58 million and maintaining market share. These preliminary results compare to the Company’s previous expectations for revenue of approximately $3.5 billion and gross margin at the lower end of the Company’s long-term non-GAAP gross margin range of 27% to 32%.

During the quarter the company paid $1.1 billion in share redemptions and dividend payments that included a one-time acceleration of the December 2012 quarter dividend payment. The Company redeemed approximately 30 million ordinary shares and exited December 2012 with 358 million ordinary shares outstanding.  Cash, cash equivalents, restricted cash and short term investments totaled approximately $2.0 billion on December 28, 2012.

Full Fiscal Second Quarter 2013 Financial Results

Seagate will report full fiscal second quarter 2013 financial results on Monday, January 28, 2013 after the close of the market. A conference call for the investment community will take place at 2:00 p.m. Pacific Time. The conference call can be accessed online at www.seagate.com/investors.

A replay will be available beginning January 28, 2013 at 4:00 p.m. Pacific Time. The replay can be accessed through Seagate’s website at www.seagate.com/investors.

About Seagate

Seagate is a world leader in hard disk drives and storage solutions. Learn more at www.seagate.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our plans, strategies and prospects and estimates of industry growth for the fiscal quarter ending December 28, 2012 and beyond. These statements identify prospective information and include words such as “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects” and similar expressions. These forward-looking statements are based on information available to Seagate as of the date of this press release and are based on management’s current views and assumptions. These forward-looking statements are conditioned upon and also involve a number of known and unknown risks, uncertainties, and other factors that could cause actual results, performance or events to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties, and other factors may be beyond Seagate’s control and may pose a risk to our operating and financial condition. Such risks and uncertainties include, but are not limited to; the uncertainty in global economic conditions as consumers and businesses may defer purchases in response to tighter credit and financial news, the impact of the variable demand and the adverse pricing environment for disk drives, particularly in view of current business and economic conditions; dependence on Seagate’s ability to successfully qualify, manufacture and sell its disk drive products in increasing volumes on a cost-effective basis and with acceptable quality, particularly the new disk drive products with lower cost structures; the impact of competitive product announcements; and possible excess industry supply with respect to particular disk drive products; Seagate’s ability to achieve projected cost savings in connection with restructuring plans. Information concerning risks, uncertainties and other factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Seagate’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on August 8, 2012, which statements are incorporated into this press release by reference. These forward-looking statements should not be relied upon as representing Seagate’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

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